Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of February 4, 2015 by and among Shake Shack Inc., a Delaware corporation (the “Corporation”), and each Person identified on the Schedule of Investors attached hereto as of the date hereof (such Persons, collectively, the “Original SSE Equity Owners”).

RECITALS

WHEREAS, the Corporation is contemplating an offer and sale of its shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock” and such shares, the “Shares”), to the public in an underwritten initial public offering (the “IPO”);

WHEREAS, the Corporation desires to use a portion of the net proceeds from the IPO to purchase Common Units (as defined below) of SSE Holdings, LLC, a Delaware limited liability company (the “Company”), and the Company desires to issue its Common Units to the Corporation in exchange for such portion of the net proceeds from the IPO;

WHEREAS, immediately prior to the consummation of the issuance of Common Units by the Company to the Corporation, the Original SSE Equity Owners are the sole members of the Company;

WHEREAS, immediately prior to or simultaneous with the purchase by the Corporation of the Common Units, the Corporation, the Company and the Original SSE Equity Owners will enter into that certain Third Amended and Restated Limited Liability Company Agreement of the Company (such agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified form time to time, the “LLC Agreement”);

WHEREAS, in connection with the closing of the IPO, the Corporation will become the sole managing member of the Company, (i) under the LLC Agreement the units of the Original SSE Equity Owners will be cancelled and Common Units will be issued), (ii) each Person identified on the Schedule of Investors attached hereto as a “Former SSE Equity Owner” (such Persons, collectively, the “Former SSE Equity Owners”) will exchange their indirect interest in the Common Units for shares of Class A Common Stock, (iii) each Person identified on the Schedule of Investors attached hereto as a “Continuing SSE Equity Owner” (such Persons, collectively, the “Continuing SSE Equity Owners”) will become a non-managing member of the Company but otherwise retain their Common Units in the Company, and (iv) in consideration of the Corporation acquiring the Common Units and becoming the managing member of the Company, among other things, the Company has provided the Continuing SSE Equity Owners with a redemption right pursuant to which the Continuing SSE Equity Owners may be able, at the Corporation’s option, to redeem or exchange their Common Units for shares of Class A Common Stock on the terms set forth in the LLC Agreement; and

WHEREAS, in connection with the IPO and the transactions described above, the Corporation has agreed to grant to the Holders (as defined below) certain rights with respect to the registration of the Registrable Securities (as defined below) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.                                           Definitions.  For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1:

“Acquired Common” has the meaning set forth in Section 9.

“Additional Investor” has the meaning set forth in Section 9, and shall be deemed to include each such Person’s Affiliates, immediate family members, heirs, successors and assigns who may succeed to such Person as a Holder hereunder.

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person; provided that the Corporation and its Subsidiaries shall not be deemed to be Affiliates of any Holder.  As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Business Day” means any day of the year on which national banking institutions in New York are open to the public for conducting business and are not required or authorized to close.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred), (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of the issuing Person, and (iii) any and all warrants, rights (including conversion and exchange rights) and options to purchase any security described in the clause (i) or (ii) above.

“Class A Common Stock” has the meaning set forth in the recitals.

“Class B Common Stock” means the Corporation’s Class B common stock, par value $0.001 per share.

“Common Units” means the “Common Units” of the Company as defined in the LLC Agreement.

“Company” has the meaning set forth in the recitals.

“Continuing SSE Equity Owners” has the meaning set forth in the recitals, and shall be deemed to include their respective Affiliates, immediate family members, heirs, successors and assigns who may succeed to such Person as a Holder hereunder.

“Controlling Holder” means each of (i) the Meyer Stockholders, (ii) the LGP Stockholders, (iii) the SEG Stockholders and (iv) the ACG Stockholder (in each case, as identified on the Schedule of Investors), so long as such Holders continue to hold Registrable Securities.

“Corporation” has the meaning set forth in the preamble.

“Demand Registrations” has the meaning set forth in Section 2(a).

“End of Suspension Notice” has the meaning set forth in Section 2(f)(ii).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Follow-On Holdback Period” has the meaning set forth in Section 4(a)(ii).

“Former SSE Equity Owners” has the meaning set forth in the recitals, and shall be deemed to include their respective Affiliates, immediate family members, heirs, successors and assigns who may succeed to such Person as a Holder hereunder.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Holdback Extension” has the meaning set forth in Section 4(a)(iii).

“Holdback Period” has the meaning set forth in Section 4(a)(i).

“Holder” means any Person who is the registered holder of Registrable Securities.

“Holder Indemnified Parties” has the meaning set forth in Section 7(a).

“IPO” has the meaning set forth in the recitals.

“Joinder” has the meaning set forth in Section 9.

“LLC Agreement” has the meaning set forth in the recitals.

“Long-Form Registrations” has the meaning set forth in Section 2(a).

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act.

“Original SSE Equity Owners” has the meaning set forth in the preamble, and shall be deemed to include their respective Affiliates, immediate family members, heirs, successors and assigns who may succeed to such Person as a Holder hereunder.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registrations” has the meaning set forth in Section 3(a).

“Public Offering” means any sale or distribution to the public of Capital Stock of the Corporation pursuant to an offering registered under the Securities Act, whether by the Corporation, by Holders and/or by any other holders of the Corporation’s Capital Stock.

“Registrable Securities” means (i) any Class A Common Stock (A) issued by the Corporation in connection with the IPO in exchange for the Common Units of the Former SSE Equity Owners or (B) issued by the Corporation in a Share Settlement in connection with (x) the redemption by the Company of Common Units owned by any Continuing SSE Equity Owner or (y) at the election of the Corporation, in a direct exchange for Common Units owned by any Continuing SSE Equity Owner, in each case in accordance with the terms of the LLC Agreement, (ii) any common Capital Stock of the Corporation or of any Subsidiary of the Corporation issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, and (iii) any other Shares owned by Persons that are the registered holders of securities described in clauses (i) or (ii) above.  As to any particular Registrable Securities owned by any Person, such securities shall cease to be Registrable Securities on the date such securities have been (a) sold or distributed pursuant to a Public Offering, (b) sold in compliance with Rule 144 following the consummation of the IPO or (c) repurchased by the Corporation or a Subsidiary of the Corporation.  For purposes of this Agreement, a Person shall be deemed to be a Holder, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Capital Stock of the Corporation that is registered or to be registered as a class under Section 12 of the Exchange Act be registered pursuant to this Agreement.  For the avoidance of doubt, while Common Units and/or shares of Class B Common Stock may constitute Registrable Securities, under no circumstances shall the Corporation be obligated to register Common Units or shares of Class B Common Stock, and only Shares issuable upon redemption or exchange of such Common Units and/or Class B Common Stock will be registered.  Notwithstanding the foregoing, with the consent of the Corporation and the Controlling Holders, any Registrable Securities held by any Person that may be sold under Rule 144(b)(1)(i) without limitation under any other of the requirements of Rule 144 shall not be deemed to be Registrable Securities upon notice from the Corporation to such Person and the Corporation shall, at such Person’s request, remove the legend provided for in Section 12.

“Registration Expenses” has the meaning set forth in Section 6(a).

“Rule 144,” “Rule 158,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Securities and Exchange Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Sale Transaction” has the meaning set forth in Section 4(a)(i).

“Schedule of Investors” means the schedule attached to this Agreement entitled “Schedule of Investors”, which shall reflect each Holder from time to time party to this Agreement.

“Securities” has the meaning set forth in Section 4(a)(i).

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Share Settlement” means “Share Settlement” as defined in the LLC Agreement.

“Shares” has the meaning set forth in the recitals.

“Shelf Offering” has the meaning set forth in Section 2(d)(ii).

“Shelf Offering Notice” has the meaning set forth in Section 2(d)(ii).

“Shelf Offering Request” has the meaning set forth in Section 2(d)(ii).

“Shelf Registrable Securities” has the meaning set forth in Section 2(d)(ii).

“Shelf Registration” has the meaning set forth in Section 2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(d)(i).

“Short-Form Registrations” has the meaning set forth in Section 2(a).

“Subsidiary” means, with respect to the Corporation, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of Capital Stock of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by the Corporation, or (ii) if a limited liability company, partnership, association or other business entity, either (x) a majority of the Capital Stock of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of managers, general partners or other oversight board vested with the authority to direct management of such Person is at the time owned or controlled, directly or indirectly, by the Corporation or (y) the Corporation or one of its Subsidiaries is the sole manager or general partner of such Person.

“Suspension Event” has the meaning set forth in Section 2(f)(ii).

“Suspension Notice” has the meaning set forth in Section 2(f)(ii).

“Suspension Period” has the meaning set forth in Section 2(f)(i).

“Underwritten Takedown” has the meaning set forth in Section 2(d)(ii).

“Violation” has the meaning set forth in Section 7(a).

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

Section 2.                                           Demand Registrations.

(a)                                 Requests for Registration.  Subject to the terms and conditions of this Agreement, each Controlling Holder may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”), and each Controlling Holder may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any similar short-form registration (“Short-Form Registrations”) if available.  All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations.”  The Controlling Holder making a Demand Registration may request that the registration be made pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) and, if the Corporation is a WKSI at the time any request for a Demand Registration is submitted to the Corporation, that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”).  Except to the extent that Section 2(d) applies, within ten days after the filing of the registration statement relating to the Demand Registration, the Corporation shall give written notice of the Demand Registration to all other Holders and, subject to the terms of Section 2(e), shall include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 15 days after the receipt of the Corporation’s notice; provided that the Corporation shall provide notice of the Demand Registration to all other Holders prior to the non-confidential filing of the registration statement with respect to the Demand Registration.  Each Holder agrees that (1) such notice constitutes MNPI and that it will not engage in any transaction in any securities of the Corporation until such notice and the information contained therein ceases to constitute MNPI and (2) such Holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of the Corporation until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.  Notwithstanding the foregoing, the Corporation shall not be required to take any action that would otherwise be required under this Section 2 if such action would violate Section 4(a) hereof or any similar provision contained in the underwriting agreement entered into in connection with any underwritten Public Offering.

(b)                                 Long-Form Registrations.  Each Controlling Holder shall be entitled to request an unlimited number of Long-Form Registrations in which the Corporation shall pay all

Registration Expenses, regardless of whether any registration statement is filed or any such Demand Registration is consummated.  All Long-Form Registrations shall be underwritten registrations unless otherwise approved by the applicable Controlling Holder.

(c)                                  Short-Form Registrations.  In addition to the Long-Form Registrations described in Section 2(b), each Controlling Holder shall be entitled to request an unlimited number of Short-Form Registrations in which the Corporation shall pay all Registration Expenses, regardless of whether any registration statement is filed or any such Demand Registration is consummated.  Demand Registrations shall be Short-Form Registrations whenever the Corporation is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration.  After the Corporation has become subject to the reporting requirements of the Exchange Act, the Corporation shall use its reasonable efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(d)                                 Shelf Registrations.

(i)                                     Subject to the availability of required financial information, as promptly as practicable after the Corporation receives written notice of a request for a Shelf Registration, the Corporation shall file with the Securities and Exchange Commission a registration statement under the Securities Act for the Shelf Registration (a “Shelf Registration Statement”).  The Corporation shall use its reasonable efforts to cause any Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable after the initial filing of such Shelf Registration Statement, and once effective, the Corporation shall cause such Shelf Registration Statement to remain continuously effective for such time period as is specified in the request by the Holders, but for no time period longer than the period ending on the earliest of (A) the third anniversary of the initial effective date of such Shelf Registration Statement, (B) the date on which all Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, and (C) the date as of which there are no longer any Registrable Securities covered by such Shelf Registration Statement in existence.  Without limiting the generality of the foregoing, the Corporation shall use its reasonable efforts to prepare a Shelf Registration Statement with respect to all of the Registrable Securities owned by or issuable to the Original SSE Equity Owners in accordance with the terms of the LLC Agreement (or such other number of Registrable Securities specified in writing by the Holder with respect to the Registrable Securities owned by or issuable to such Holder) to enable and cause such Shelf Registration Statement to be filed and maintained with the Securities and Exchange Commission as soon as practicable after the later to occur of (i) the expiration of the Holdback Period and (ii) the Corporation becoming eligible to file a Shelf Registration Statement for a Short-Form Registration; provided that any of the Original SSE Equity Owners may, with respect to itself, instruct the Corporation in writing not to include in such Shelf Registration Statement the Registrable Securities owned by or issuable to such Holder. In order for any of the Original SSE Equity Owners to be named as a selling securityholder in such Shelf Registration Statement, the Corporation may require such Holder to deliver all information about such Holder that is required to be included in such Shelf Registration Statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto. Notwithstanding anything to the contrary in Section 2(d)(ii), any Holder that is named as a selling securityholder in such Shelf Registration Statement may make a secondary resale under such Shelf Registration Statement without the consent of the Holders representing a majority of the Registrable Securities or any other Holder if such resale does not require a supplement to the Shelf Registration Statement.

(ii)                                  In the event that a Shelf Registration Statement is effective, Holders representing the Registrable Securities with a market value of at least $50 million shall have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering (an “Underwritten Takedown”)) Registrable Securities available for sale pursuant to such registration statement (“Shelf Registrable Securities”), so long as the Shelf Registration Statement remains in effect, and the Corporation shall pay all Registration Expenses in connection therewith; provided that each Controlling Holder shall have the right at any time and from time to time to elect to sell pursuant to an offering (including an Underwritten Takedown) pursuant to a Shelf Offering Request (as defined below) made by such Controlling Holder so long as the amount of Registrable Securities requested to be included in such Shelf Offering Request (including any Registrable Securities included pursuant to the third succeeding sentence) is reasonably expected to result in aggregate gross proceeds in excess of $5.0 million.  The applicable Holders shall make such election by delivering to the Corporation a written request (a “Shelf Offering Request”) for such offering specifying the number of Shelf Registrable Securities that such Holders desire to sell pursuant to such offering (the “Shelf Offering”).  As promptly as practicable, but no later than two Business Days after receipt of a Shelf Offering Request, the Corporation shall give written notice (the “Shelf Offering Notice”) of such Shelf Offering Request to all other holders of Shelf Registrable Securities.  The Corporation, subject to Sections 2(e) and 8 hereof, shall include in such Shelf Offering the Shelf Registrable Securities of any other Holder that shall have made a written request to the Corporation for inclusion in such Shelf Offering (which request shall specify the maximum number of Shelf Registrable Securities intended to be sold by such Holder) within seven days after the receipt of the Shelf Offering Notice.  The Corporation shall, as expeditiously as possible (and in any event within 20 days after the receipt of a Shelf Offering Request, unless a longer period is agreed to by the Holders representing a majority of the Registrable Securities that made the Shelf Offering Request), use its reasonable efforts to facilitate such Shelf Offering.  Each Holder agrees that (1) such notice constitutes MNPI and that it will not engage in any transaction in any securities of the Corporation until such notice and the information contained therein ceases to constitute MNPI and (2) such Holder shall treat as confidential the receipt of the Shelf Offering Notice and shall not disclose or use the information contained in such Shelf Offering Notice without the prior written consent of the Corporation until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

(iii)                               Notwithstanding the foregoing, if a Controlling Holder wishes to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an existing Shelf Registration Statement), then notwithstanding the foregoing time periods, such Holders only need to notify the Corporation of the block trade Shelf Offering two Business Days prior to the day such offering is to commence (unless a longer period is agreed to by Holders representing a majority of the Registrable Securities wishing to engage in the underwritten block trade) and the Corporation shall promptly notify other Holders and such other Holders must elect whether or not to participate by the next Business Day (i.e., one Business Day prior to the day such offering is to commence) (unless a longer period is agreed to by Holders representing a majority of the Registrable Securities wishing to engage in the underwritten block trade) and the Corporation shall as expeditiously as possible use its reasonable efforts to facilitate such offering (which may close as early as three Business Days after the date it commences); provided that Holders representing a majority of the Registrable Securities wishing to engage in the underwritten block trade shall use commercially reasonable efforts to work with the Corporation and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade.

(iv)                              The Corporation shall, at the request of Holders representing a majority of the Registrable Securities covered by a Shelf Registration Statement, file any prospectus supplement or, if the applicable Shelf Registration Statement is an Automatic Shelf Registration Statement, any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Holders to effect such Shelf Offering.

(e)                                  Priority on Demand Registrations and Shelf Offerings.  The Corporation shall not include in any Demand Registration or Shelf Offering any securities that are not Registrable Securities without the prior written consent of Holders representing a majority of the Registrable Securities included in such registration or offering.  If a Demand Registration or a Shelf Offering is an underwritten offering and the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, that can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Corporation shall include in such registration or offering, as applicable, prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested by Holders to be included that, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective Holders thereof on the basis of the amount of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included therein.  Alternatively, if the number of Registrable Securities which can be included on a Shelf Registration Statement is otherwise limited by Instruction I.B.6 to Form S-3 (or any successor provision thereto), the Corporation shall include in such registration or offering prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which can be included on such Shelf Registration Statement in accordance with the requirements of Form S-3, pro rata among the respective Holders thereof on the basis of the amount of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included therein.

(f)                                   Restrictions on Demand Registration and Shelf Offerings.

(i)                                     The Corporation shall not be obligated to effect any Demand Registration within 90 days after the effective date of a previous Demand Registration or a previous registration in which Registrable Securities were included pursuant to Section 3 and in which there was no reduction in the number of Registrable Securities requested to be included.  The Corporation may postpone, for up to 60 days from the date of the request, the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement for up to 60 days from the date of the Suspension Notice (as defined below) and therefore suspend sales of the Shelf Registrable Securities (such period, the “Suspension Period”) by providing written notice to the Holders if (A) the Corporation’s board of directors determines in its reasonable good faith judgment that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Corporation or any Subsidiary to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or other transaction involving the Corporation or any Subsidiary, (B) upon advice of counsel, the sale of Registrable Securities pursuant to the registration statement would require disclosure of MNPI not otherwise required to be disclosed under applicable law, and (C) either (x) the Corporation has a bona fide business purpose for preserving the confidentiality of such transaction or (y) disclosure of such MNPI would have a material adverse effect on the Corporation or the Corporation’s ability to consummate such transaction; provided that in such event, the Holders shall be entitled to withdraw such request for a Demand Registration or underwritten Shelf Offering and the Corporation shall pay all Registration Expenses in connection with such Demand Registration or Shelf Offering.  The Corporation may delay a Demand Registration hereunder only once in any twelve-month period, except with the consent of the applicable Controlling Holder.  The Corporation also may extend the Suspension Period with the consent of the applicable Controlling Holder, which consent shall not be unreasonably withheld.

(ii)                                  In the case of an event that causes the Corporation to suspend the use of a Shelf Registration Statement as set forth in paragraph (f)(i) above or pursuant to applicable subsections of Section 5(a)(vi) (a “Suspension Event”), the Corporation shall give a notice to the Holders of Registrable Securities registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing.  If the basis of such suspension is nondisclosure of MNPI, the Corporation shall not be required to disclose the subject matter of such MNPI to Holders.  A Holder shall not effect any sales of the Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Corporation and prior to receipt of an End of Suspension Notice (as defined below).  Each Holder agrees that (1) such notice constitutes MNPI and that it will not engage in any transaction in any securities of the Corporation until such notice and the information contained therein ceases to constitute MNPI and (2) such Holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Corporation until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.  Holders may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Corporation, which End of Suspension Notice shall be given by the Corporation to the Holders and their counsel, if any, promptly following the conclusion of any Suspension Event.

(iii)                               Notwithstanding any provision herein to the contrary, if the Corporation gives a Suspension Notice with respect to any Shelf Registration Statement pursuant to this Section 2(f), the Corporation agrees that it shall (A) extend the period of time during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice, and (B) provide copies of any supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that there are no longer Registrable Securities covered by such Shelf Registration Statement.

(g)                                  Selection of Underwriters.  Holders representing a majority of the Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering (including assignment of titles), subject to the Corporation’s approval not be unreasonably withheld, conditioned or delayed.  If any Shelf Offering is an Underwritten Takedown, the Holders representing a majority of the Registrable Securities participating in such Underwritten Takedown shall have the right to select the investment banker(s) and manager(s) to administer the offering relating to such Shelf Offering (including assignment of titles), subject to the Corporation’s approval not be unreasonably withheld, conditioned or delayed.

(h)                                 Other Registration Rights.  The Corporation represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Corporation.  Except as provided in this Agreement, the Corporation shall not grant to any Persons the right to request the Corporation or any Subsidiary to register any Capital Stock of the Corporation or of any Subsidiary, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the applicable Controlling Holder.

Section 3.                                           Piggyback Registrations.

(a)                                 Right to Piggyback.  Following the IPO, whenever the Corporation proposes to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration, (ii) in connection with registrations on Form S-4 or S-8 promulgated by the Securities and Exchange Commission or any successor or similar forms or (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Corporation shall give prompt written notice (in any event within three Business Days after its receipt of notice of any request for registration on behalf of holders of the Company’s securities (other than under the Holders) to all Holders of its intention to effect such Piggyback Registration and, subject to the terms of Section 3(c) and Section 3(d), shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 20 days after delivery of the Corporation’s notice.

(b)                                 Piggyback Expenses.  The Registration Expenses of the Holders shall be paid by the Corporation in all Piggyback Registrations, whether or not any such registration became effective.

(c)                                  Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Corporation shall include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the Holders on the basis of the number of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included therein, and (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(d)                                 Priority on Secondary Registrations.  If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation’s securities (other than the Holders), and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Corporation shall include in such registration (i) first, the securities requested to be included therein by the initial holders requesting such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, (ii) second, the Registrable Securities of Holders requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the such Holders on the basis of the number of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included therein and (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(e)                                  Selection of Underwriters.  If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be at the election of the Corporation (in the case of a primary registration) or at the election of the holders of other Corporation securities requesting such registration (in the case of a secondary registration); provided that Holders representing a majority of the Registrable Securities included in such Piggyback Registration may request that one or more investment banker(s) or manager(s)

be included in such offering (such request not to be binding on the Corporation or such other initiating holders of Corporation securities).

(f)                                   Right to Terminate Registration.  The Corporation shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any Holder has elected to include securities in such registration.  The Registration Expenses of such withdrawn registration shall be borne by the Corporation in accordance with Section 6.

Section 4.                                           Holdback Agreements.

(a)                                 Holders of Registrable Securities.  If requested by the Corporation or the managing underwriter(s), each Holder participating in an underwritten Public Offering shall enter into customary lock-up agreements with the managing underwriter(s) of such Public Offering.  In the absence of any such lock-up agreement, each Holder agrees as follows:

(i)                                     in connection with the IPO, such Holder shall not (A) offer, sell, pledge, contract to sell or grant any option to purchase, or otherwise transfer or dispose of (including sales pursuant to Rule 144), directly or indirectly, any shares of Capital Stock of the Corporation (including Capital Stock of the Corporation that may be deemed to be owned beneficially by such Holder in accordance with the rules and regulations of the Securities and Exchange Commission) (collectively, “Securities”), (B) enter into a transaction which would have the same effect as described in clause (A) above, (C) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of any Securities, whether such transaction is to be settled by delivery of such Securities, in cash or otherwise (each of (A), (B) and (C) above, a “Sale Transaction”), or (D) publicly disclose the intention to enter into any Sale Transaction, commencing on the earlier of the date on which the Corporation gives notice to the Holders that a preliminary prospectus has been circulated for the IPO or the “pricing” of such offering and continuing to the date that is 180 days following the date of the final prospectus for the IPO (the “Holdback Period”), unless the underwriters managing the IPO otherwise agree in writing; provided, however, that if the Holdback Period is shortened or terminated early for any Holder that together with its Affiliates holds two percent (2%) or more of the outstanding Registrable Securities, the Holdback period for each other Holder also shall be shortened or terminated to the same extent;

(ii)                                  in connection with all underwritten Public Offerings (including the IPO), such Holder shall not effect any Sale Transaction commencing on the earlier of the date on which the Corporation gives notice to the Holders of the circulation of a preliminary or final prospectus for such Public Offering or the “pricing” of such offering and continuing to the date that is 90 days following the date of the final prospectus for such Public Offering (a “Follow-On Holdback Period”), unless, if an underwritten Public Offering, the underwriters managing the Public Offering otherwise agree in writing;

(iii)                               in the event that (A) the Corporation issues an earnings release or discloses other material information or a material event relating to the Corporation and its Subsidiaries occurs during the last 17 days of the Holdback Period or any Follow-On Holdback Period (as applicable) or (B) prior to the expiration of the Holdback Period or any Follow-On Holdback Period (as applicable), the Corporation announces that it will release earnings results during the 16-day period beginning upon the expiration of such period, then to the extent necessary for a managing or co-managing underwriter of a registered offering hereunder to comply with FINRA Rule 2711(f)(4), if agreed to by the Holders representing a majority of the Registrable Securities included in such Underwritten Takedown, the Holdback Period or the Follow-On Holdback Period (as applicable) shall be extended until 18 days after the earnings release or disclosure of other material information or the occurrence of the material event, as the case may be (a “Holdback Extension”); and

(iv)                              The foregoing clauses (i) through (iii) shall not apply to (A) the sale of Capital Stock pursuant to the terms of the underwriting agreement entered into in connection with such underwritten Public Offering, or (B) transactions relating to shares of Capital Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with transfers or dispositions of such shares of Capital Stock or other securities acquired in such open market transactions (other than a filing on Form 5 made after the expiration of the Holdback Period), or (C) transfers of Capital Stock or any security convertible into Capital Stock to the spouse, domestic partner, parent, sibling, child or grandchild (each an “immediate family member”) of such holder or to a trust formed for the benefit of such holder or of an immediate family member of the undersigned, or (D) transfers of Capital Stock or any security convertible into Capital Stock as a bona fide gift, or (E) distributions of shares of Capital Stock or any security convertible into Capital Stock to limited partners, members, stockholders or affiliates of the undersigned or to any investment fund or other entity controlled or managed by, or under common control or management with, such holder, or (F) as a distribution by a trust to its beneficiaries, provided that in the case of any transfer or distribution pursuant to clause (C), (D), (E) or (F), (1) each donee or distributee shall sign and deliver a lock-up agreement substantially in the form of the lock-up agreement entered into by such holder and (2) no such transfer or distribution in (C), (D), (E) or (F) shall be permitted if it shall require a filing under Section 16(a) or Section 13(d) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Capital Stock, and no such filing under Section 16(a) or Section 13(d) of the Exchange Act shall be voluntarily made during the Holdback Period, or (G) the receipt by the undersigned from the Corporation of Capital Stock upon a vesting event of Capital Stock or rights to acquire Capital stock pursuant to the Corporation’s equity incentive plans or the exercise by such holder of options to purchase Capital Stock issued pursuant to the Corporation’s equity incentive plans (including, in each case, by way of net exercise, but for the avoidance of doubt, excluding all manners of exercise that would involve a sale of any securities relating to such options, whether to cover the applicable aggregate exercise price, withholding tax obligations or otherwise), provided that (1) any securities received upon such vesting event or exercise will also be subject to the terms of such holder’s lock-up agreement and (2) no such vesting event or exercise shall be permitted if it shall require a filing under Section 16(a) or Section 13(d) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Capital Stock, and no such filing under Section 16(a) or Section 13(d) of the Exchange Act shall be voluntarily made during the Holdback Period in connection with such vesting event or exercise, or (H) transfers of Capital Stock or any securities convertible into or exercisable or exchangeable for Capital Stock to the Corporation, pursuant to agreements under which the Corporation has the option to repurchase such shares or securities or a right of first refusal with respect to transfers of such shares or securities, provided that unless such transfers are pursuant to the Corporation’s option to repurchase in the event such holder is terminated or resigns as an employee of the Corporation, no transfer shall be permitted if it shall require a filing under Section 16(a) or Section 13(d) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Capital Stock, and no such filing under Section 16(a) or Section 13(d) of the Exchange Act shall be voluntarily made during the Holdback Period in connection with such transfer (other than a filing on Form 5 pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Capital Stock, provided that (1) such plan does not provide for the transfer of Capital Stock during the Holdback Period and (2) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of such holder or the Corporation regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Capital Stock may be made under such plan during the Holdback Period).

The Corporation may impose stop-transfer instructions with respect to the shares of Capital Stock (or other securities) subject to the restrictions set forth in this Section 4(a) until the end of such period, including any Holdback Extension.

(b)                                 Exceptions.  The foregoing holdback agreements in Section 4(a) shall not apply to a registration in connection with an employee benefit plan or in connection with any registration on form S-4 or similar form in connection with any type of acquisition transaction or exchange offer.

Section 5.                                           Registration Procedures.

(a)                                 Whenever the Holders have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, (i) such Holders shall, if applicable, cause such Registrable Securities to be exchanged into shares of Class A Common Stock in accordance with the terms of the LLC Agreement prior to sale of such Registrable Securities and (ii), the Corporation shall use its reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation shall as expeditiously as possible:

(i)                                     in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation shall furnish to the counsel selected by the Holders representing a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(ii)                                  notify each holder of Registrable Securities of (A) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Corporation or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (C) the effectiveness of each registration statement filed hereunder;

(iii)                               prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv)                              furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(v)                                 use its reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Corporation shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(vi)                              notify each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 2(f), at the request of any such seller, the Corporation shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii)                           use reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Corporation are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market markers to register as such with respect to such Registrable Securities with FINRA;

(viii)                        use reasonable efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix)                              enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders representing a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split, combination of shares, recapitalization or reorganization);

(x)                                 make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Corporation as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Corporation’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(xi)                              take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xii)                           otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Corporation’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158;

(xiii)                        to the extent that a Holder, in its sole and exclusive judgment, might be deemed to be an underwriter of any Registrable Securities or a controlling person of the Corporation, permit such Holder to participate in the preparation of such registration or comparable statement and allow such Holder to provide language for insertion therein, in form and substance satisfactory to the Corporation, which in the reasonable judgment of such Holder and its counsel should be included;

(xiv)                       in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Class A Common Stock included in such registration statement for sale in any jurisdiction use reasonable efforts promptly to obtain the withdrawal of such order;

(xv)                          use its reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xvi)                       cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such Holders may request;

(xvii)                    cooperate with each Holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xviii)                 use its reasonable efforts to make available the executive officers of the Corporation to participate with the Holders of Registrable Securities covered by the registration statement and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities;

(xix)                       in the case of any underwritten Public Offering, use its reasonable efforts to obtain one or more cold comfort letters from the Corporation’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders representing a majority of the Registrable Securities being sold reasonably request;

(xx)                          in the case of any underwritten Public Offering, use its reasonable efforts to provide a legal opinion of the Corporation’s outside counsel, dated the effective date of such registration statement and the date of the closing under the underwriting agreement, the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters and the Holders of such Registrable Securities being sold;

(xxi)                       if the Corporation files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(xxii)                    if the Corporation does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(xxiii)                 if the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, file a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Corporation is required to re-evaluate its WKSI status the Corporation determines that it is not a WKSI, use its reasonable efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

(b)                                 Any officer of the Corporation who is a Holder agrees that if and for so long as he or she is employed by the Corporation or any Subsidiary thereof, he or she shall participate fully in the sale process in a manner customary and reasonable for persons in like positions and consistent with his or her other duties with the Corporation and in accordance with applicable law, including the preparation of the registration statement and the preparation and presentation of any road shows.

(c)                                  The Corporation may require each Holder requesting, or electing to participate in, any registration to furnish the Corporation such information regarding such Holder and the distribution of such Registrable Securities as the Corporation may from time to time reasonably request in writing.

(d)                                 If the Original SSE Equity Owners or any of their respective Affiliates seek to effectuate an in-kind distribution of all or part of their respective Registrable Securities to their respective direct or indirect equityholders, the Corporation shall, subject to any applicable lock-ups, work with the foregoing persons to facilitate such in-kind distribution in the manner reasonably requested.

Section 6.                                           Registration Expenses.

(a)                                 The Corporation’s Obligation.  All expenses incident to the Corporation’s performance of or compliance with this Agreement (including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Corporation) (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Corporation shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Corporation are then listed.  Each Person that sells securities pursuant to a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

(b)                                 Counsel Fees and Disbursements.  In connection with each Demand Registration, each Piggyback Registration and each Shelf Offering that is an underwritten Public Offering, the Corporation shall reimburse the Holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the Holders representing a majority of the Registrable Securities included in such registration or participating in such Shelf Offering.

Section 7.                                           Indemnification and Contribution.

(a)                                 By the Corporation.  The Corporation shall indemnify and hold harmless, to the extent permitted by law, each Holder, such Holder’s officers, directors, managers, employees, agents and representatives, and each Person who controls such Holder (within the meaning of the Securities Act) (the “Holder Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations (each a “Violation”) by the Corporation: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 7, collectively called an “application”) executed by or on behalf of the Corporation or based upon written information furnished by or on behalf of the Corporation filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Corporation of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, qualification or compliance.  In addition, the Corporation will reimburse such Holder Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such losses.  Notwithstanding the foregoing, the Corporation shall not be liable in any such case to the extent that any such losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, preliminary prospectus or Free-Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Corporation by such Holder Indemnified Party expressly for use therein or by such Holder Indemnified Party’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such Holder Indemnified Party with a sufficient number of copies of the same.  In connection with an underwritten offering, the Corporation shall indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holder Indemnified Parties.

(b)                                 By Each Holder.  In connection with any registration statement in which a Holder is participating, each such Holder shall furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Corporation, its officers, directors, managers, employees, agents and representatives, and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder; provided that the obligation to indemnify shall be individual, not joint and several, for each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

(c)                                  Claim Procedure.  Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall impair any Person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.  In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the Holders representing a majority of the Registrable Securities included in the registration if such Holders are indemnified parties, at the expense of the indemnifying party.

(d)                                 Contribution.  If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(t) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)                                  Release.  No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.  Notwithstanding anything to the contrary in this Section 7, an indemnifying party shall not be liable for any amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the indemnifying party, such consent not to be unreasonably withheld, conditioned or delayed.

(f)                                   Non-exclusive Remedy; Survival.  The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Section 8.                                           Underwritten Registrations.

(a)                                 Participation.  No Person may participate in any Public Offering hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no Holder shall be required to sell more than the number of Registrable Securities such Holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.  Each Holder shall execute and deliver such other agreements as may be reasonably requested by the Corporation and the lead managing underwriter(s) that are consistent with such Holder’s obligations under Section 4, Section 5 and this Section 8(a) or that are necessary to give further effect thereto.  To the extent that any such agreement is entered into pursuant to, and consistent with, Section 4 and this Section 8(a), the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the Holders, the Corporation and the underwriters created pursuant to this Section 8(a).

(b)                                 Price and Underwriting Discounts.  In the case of an underwritten Demand Registration or Underwritten Takedown requested by Holders pursuant to this Agreement, the price, underwriting discount and other financial terms of the related underwriting agreement for the Registrable Securities shall be determined by the Holders representing a majority of the Registrable Securities included in such underwritten offering.

(c)                                  Suspended Distributions.  Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 5(a)(vi)(B) or (C), shall immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 5(a)(vi).  In the event the Corporation has given any such notice, the applicable time period set forth in Section 5(a)(iii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 8(c) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(a)(vi).

Section 9.                                           Additional Parties; Joinder.  Subject to the prior written consent of each Controlling Holder, the Corporation may make any Person who acquires Class A Common Stock or rights to acquire Class A Common Stock from the Corporation after the date hereof (including without limitation any Person who acquires Common Units) a party to this Agreement (each such Person, an “Additional Investor”) and to succeed to all of the rights and obligations of a Holder under this Agreement by obtaining an executed joinder to this Agreement from such Additional Investor in the form of Exhibit A attached hereto (a “Joinder”).  Upon the execution and delivery of a Joinder by such Additional Investor, the Class A Common Stock of the Corporation acquired by such Additional Investor or issuable upon redemption or exchange of Common Units acquired by such Additional Investor (the “Acquired Common”) shall be Registrable Securities to the extent provided herein, such Additional Investor shall be a Holder under this Agreement with respect to the Acquired Common, and the Corporation shall add such

Additional Investor’s name and address to the Schedule of Investors and circulate such information to the parties to this Agreement.

Section 10.                                    Current Public Information.  At all times after the Corporation has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Corporation shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as any Holder may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to Rule 144.  Upon request, the Corporation shall deliver to any Holder a written statement as to whether it has complied with such requirements.

Section 11.                                    Subsidiary Public Offering.  If, after an initial Public Offering of the Capital Stock of one of its Subsidiaries (including the Company), the Corporation distributes securities of such Subsidiary to its equityholders, then the rights and obligations of the Corporation pursuant to this Agreement shall apply, mutatis mutandis, to such Subsidiary, and the Corporation shall cause such Subsidiary to comply with such Subsidiary’s obligations under this Agreement.

Section 12.                                    Transfer of Registrable Securities.

(a)                                 Restrictions on Transfers.  Notwithstanding anything to the contrary contained herein, except in the case of (i) a transfer to the Corporation, (ii) a transfer by any Original SSE Equity Owners or any of its Affiliates to its respective equityholders, (iii) a Public Offering, (iv) a sale pursuant to Rule 144 after the completion of the IPO or (v) a transfer in connection with a sale of the Corporation, prior to transferring any Registrable Securities to any Person (including, without limitation, by operation of law), the transferring Holder shall cause the prospective transferee to execute and deliver to the Corporation a Joinder agreeing to be bound by the terms of this Agreement.  Any transfer or attempted transfer of any Registrable Securities in violation of any provision of this Agreement shall be void, and the Corporation shall not record such transfer on its books or treat any purported transferee of such Registrable Securities as the owner thereof for any purpose.

(b)                                 Legend.  Each certificate evidencing any Registrable Securities and each certificate issued in exchange for or upon the transfer of any Registrable Securities (unless such Registrable Securities would no longer be Registrable Securities after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT DATED AS OF [•], 2015, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “CORPORATION”) AND CERTAIN OF THE CORPORATION’S STOCKHOLDERS, AS AMENDED FROM TIME TO TIME.  A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE CORPORATION TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

The Corporation shall imprint such legend on certificates evidencing Registrable Securities outstanding prior to the date hereof, and shall cause the Company to imprint such legend on certificates, if any, evidencing Common Units exchangeable for Registrable Securities outstanding prior to the date hereof.  The legend set forth above shall be removed from the certificates evidencing any securities that have ceased to be Registrable Securities.

Section 13.                                    MNPI Provisions.

(a)                                 Each Holder acknowledges that (i) the provisions of this Agreement that require communications by the Corporation or other Holders to such Holder may result in such Holder and its Representatives (as defined below) acquiring MNPI (which may include, solely by way of illustration, the fact that an offering of the Corporation’s securities is pending or the number of Corporation securities or the identity of the selling Holders), and (ii) there is no limitation on the duration of time that such Holder and its Representatives may be in possession of MNPI and no requirement that the Company or other Holders make any public disclosure to cause such information to cease to be MNPI; provided that the Corporation will use commercially reasonable efforts to promptly notify each Holder if any proposed registration or offering for which a notice has been delivered pursuant to this Agreement has been terminated or aborted.

(b)                                 Each Holder agrees that it will maintain the confidentiality of such MNPI and, to the extent such Holder is not a natural person, such confidential treatment shall be in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to such Holder (“Policies”); provided that a holder may deliver or disclose MNPI to (i) its directors, officers, employees, agents, attorneys, affiliates and financial and other advisors (collectively, the “Representatives”), but solely to the extent such disclosure reasonably relates to its evaluation of exercise of its rights under this Agreement and the sale of any Registrable Securities in connection with the subject of the notice, (ii) any federal or state regulatory authority having jurisdiction over such Holder, (iii) any Person if necessary to effect compliance with any law, rule, regulation or order applicable to such Holder, (iv) in response to any subpoena or other legal process, or (v) in connection with any litigation to which such Holder is a party; provided further, that in the case of clause (i), the recipients of such MNPI are subject to the Policies or agree to hold confidential the MNPI in a manner substantially consistent with the terms of Section 13 and that in the case of clauses (ii) through (v), such disclosure is required by law and you promptly notify the Corporation of such disclosure to the extent such Holder is legally permitted to give such notice.

(c)                                  Each Holder, by its execution of a counterpart to this agreement or of a Joinder, hereby (i) acknowledges that it is aware that the U.S. securities laws prohibit any person who has MNPI about a company from purchasing or selling, directly or indirectly, securities of such company (including entering into hedge transactions involving such securities), or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) agrees that it will not use or permit any third party to use, and that it will use its reasonable efforts to assure that none of its representatives will use or permit any third party to use, any MNPI the Corporation provides in contravention of the U.S. securities laws and you will cease trading in the Corporation’s and the Company’s securities while in possession of material non-public information.

(d)                                 Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential Public Offering), to elect to not receive any notice that the Corporation or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Corporation a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Corporation and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder to the extent that the Corporation or such other Holders reasonably expect would result in a Holder acquiring MNPI.  An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely.  A Holder who previously has given the Corporation an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Corporation arising in connection with any such Opt-Out Requests.

Section 14.                                    General Provisions.

(a)                                 Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Corporation and each Controlling Holder; provided that no such amendment, modification or waiver that would materially and adversely affect a Holder in a manner materially different than any other Holder (provided that the accession by Additional Investors to this Agreement pursuant to Section 9 shall not be deemed to adversely affect any Holder), shall be effective against such Holder without the consent of such Holder that is materially and adversely affected thereby.  The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms.  A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b)                                 Remedies.  The parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor.  The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c)                                  Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d)                                 Entire Agreement.  Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e)                                  Successors and Assigns.  This Agreement shall bind and inure to the benefit and be enforceable by the Corporation and its successors and assigns and the Holders and their respective successors and assigns (whether so expressed or not).  In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit Holders are also for the benefit of, and enforceable by, any subsequent or successor Holder.

(f)                                   Notices.  Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient but; if not, then on the next Business Day, (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three Business Days after it is mailed to the recipient by first class mail, return receipt requested.  Such notices, demands and other communications shall be sent to the Corporation at the address specified below and to any Original SSE Equity Owner or to any other party subject to this Agreement at such address as indicated on the Schedule of Investors, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.  Any party may change such party’s address for receipt of notice by providing prior written notice of the change to the sending party as provided herein.  The Corporation’s address is:

Shake Shack Inc.
24 Union Square East, 5th Floor
New York, New York 10003
Attn: General Counsel

With a copy to:

Latham & Watkins LLP
885 Third Avenue
New York, New York 10022
Attn: Gregory P. Rodgers, Esq.
Facsimile: (212) 751-4864

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

(g)                                  Business Days.  If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the immediately following Business Day.

(h)                                 Governing Law.  The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Corporation and its stockholders.  All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(i)                                     MUTUAL WAIVER OF JURY TRIAL.  AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j)                                    CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY AND COUNTY OF NEW YORK BOROUGH OF MANHATTAN, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.  EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH.  EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k)                                 No Recourse.  Notwithstanding anything to the contrary in this Agreement, the Corporation and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l)                                     Descriptive Headings; Interpretation.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.  The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

(m)                             No Strict Construction.  The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(n)                                 Counterparts.  This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

(o)                                 Electronic Delivery.  This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p)                                 Further Assurances.  In connection with this Agreement and the transactions contemplated hereby, each Holder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(q)                                 No Inconsistent Agreements.  The Corporation shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SHAKE SHACK INC.

By:	/s/ Randy Garutti
Name: Randy Garutti
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

UNION SQUARE HOSPITALITY GROUP, LLC

By:	/s/ Jeff Flug
Name: Jeff Flug
Title: President

[Signature Page to Registration Rights Agreement]

UNION SQUARE CAFE CORP.

By:	/s/ Daniel H. Meyer
Name: Daniel H. Meyer
Title: Authorized Signatory

GRAMERCY TAVERN CORP.

By:	/s/ Daniel H. Meyer
Name: Daniel H. Meyer
Title: Authorized Signatory

/s/ Daniel H. Meyer
Daniel H. Meyer

DANIEL H. MEYER 2012 GIFT TRUST U/A/D 10/31/12

By:	/s/ Jack R. Polsky
Name: Jack R. Polsky, not individually but solely as Co-Trustee

[Signature Page to Registration Rights Agreement]

/s/ Jeffrey Flug
Jeffrey Flug
FLUG 2012 GS TRUST U/A/D 9/14/12

By:	/s/ Sheryl Flug
Name: Sheryl Flug, not individually but solely as Co-Trustee

By:	/s/ Kenneth Flug
Name: Kenneth Flug, not individually but solely as Co-Trustee

GULF FIVE LLC

By:	/s/ Jeff Flug
Name: Jeff Flug
Title: Manager

[Signature Page to Registration Rights Agreement]

/s/ Richard Coraine
Richard Coraine

THE RICHARD D. CORAINE 2012 FAMILY TRUST

By:	/s/ Toni Haida
Name: Toni Haida
Title: Trustee

[Signature Page to Registration Rights Agreement]

/s/ David Swinghamer
David Swinghamer

THE DAVID A. SWINGHAMER GRAT

By:	/s/ David Swinghamer
Name: David Swinghamer
Title: Trustee

[Signature Page to Registration Rights Agreement]

/s/ Karen Kochevar
Karen Kochevar

[Signature Page to Registration Rights Agreement]

/s/ Walter Robb
Walter Robb

[Signature Page to Registration Rights Agreement]

/s/ Erin Moran
Erin Moran

[Signature Page to Registration Rights Agreement]

/s/ Ashley Campbell
Ashley Campbell

[Signature Page to Registration Rights Agreement]

GREEN EQUITY INVESTORS VI, L.P.
By: GEI Capital VI, LLC, its General Partner

By:	/s/ Lance J.T. Schumacher
Name:	Lance J.T. Schumacher
Title:	Vice President-Tax

LGP MALTED COINVEST LLC
By: Peridot Coinvest Manager LLC, its Manager
By: Leonard Green & Partners, L.P., its Manager
By: LGP Management, Inc., its General Partner

By:	/s/ Lance J.T. Schumacher
Name:	Lance J.T. Schumacher
Title:	Vice President-Tax

MALTED HOLDINGS I LLC
By: Peridot Coinvest Manager LLC, its Manager
By: Leonard Green & Partners, L.P., its Manager
By: LGP Management, Inc., its General Partner

By:	/s/ Lance J.T. Schumacher
Name:	Lance J.T. Schumacher
Title:	Vice President-Tax

[Signature Page to Registration Rights Agreement]

/s/ Randy Garutti
Randy Garutti

THE RANDALL J. GARUTTI 2014 GST TRUST

By: J.P. Morgan Trust Company of Delaware, Administrative Trustee

By:	/s/ David Brown
Name:
Title:

[Signature Page to Registration Rights Agreement]

/s/ Jeff Uttz
Jeff Uttz

[Signature Page to Registration Rights Agreement]

SEG PARTNERS, L.P.

By:	/s/ George Loening
Name:
Title:

SEG PARTNERS II, L.P.

By:	/s/ George Loening
Name:
Title:

SEGPO INVESTMENT CORP. LLC

By:	/s/ George Loening
Name:
Title:

[Signature Page to Registration Rights Agreement]

ROXANNE H. FRANK REVOCABLE TRUST DATED 9/30/75

By:	/s/ Jack Polsky
Name: Jack Polsky
Title: Trustee

RHF-NM 1999 DESCENDANTS TRUST DATED 1/1/2006

By:	/s/ Michael McQuinn
Name: Michael McQuinn
Title: Trustee

MARC WEISS REVOCABLE TRUST U/A/D 8/11/2003

By:	/s/ Marc Weiss
Name: Marc Weiss
Title: Trustee

RHF-TM 1999 DESCENDANTS TRUST DATED 1/1/2006

By:	/s/ Michael McQuinn
Name: Michael McQuinn
Title: Trustee

VHP SPECIAL TRUST FOR JACK DATED 12/31/12

By:	/s/ Jack Polsky
Name: Jack Polsky
Title: Trustee

JEAN POLSKY INVESTMENT TRUST DATED 3/21/97

By:	/s/ Jack Polsky
Name: Jack Polsky
Title: Trustee

[Signature Page to Registration Rights Agreement]

JOAN W. HARRIS REVOCABLE TRUST DATED 4/1/93

By:	/s/ Joan Harris
Name: Joan Harris
Title: Trustee

BENJAMIN HARRIS FAMILY TRUST DATED 12/23/92

By:	/s/ Boardman Lloyd
Name: Boardman Lloyd
Title: Trustee

DAVID HARRIS FAMILY TRUST DATED 12/23/92

By:	/s/ Boardman Lloyd
Name: Boardman Lloyd
Title: Trustee

AMY WEISS-MEYER QUALIFIED MINOR’S TRUST DATED 12/22/05

By:	/s/ Jack Polsky
Name: Jack Polsky
Title: Trustee

ISAAC WEISS-MEYER QUALIFIED MINOR’S TRUST DATED 12/22/05

By:	/s/ Jack Polsky
Name: Jack Polsky
Title: Trustee

HALLIE MEYER QUALIFIED MINOR’S TRUST DATED 11/23/05

By:	/s/ Jack Polsky
Name: Jack Polsky
Title: Trustee

[Signature Page to Registration Rights Agreement]

GRETCHEN MEYER QUALIFIED MINOR’S TRUST DATED 11/23/05

By:	/s/ Jack Polsky
Name: Jack Polsky
Title: Trustee

CHARLES MEYER QUALIFIED MINOR’S TRUST DATED 11/23/05

By:	/s/ Jack Polsky
Name: Jack Polsky
Title: Trustee

PEYTON MEYER QUALIFIED MINOR’S TRUST DATED 11/23/05

By:	/s/ Jack Polsky
Name: Jack Polsky
Title: Trustee

/s/ Beth Stephens
Beth Stephens

[Signature Page to Registration Rights Agreement]

/s/ Orrin Devinsky
Orrin Devinsky

[Signature Page to Registration Rights Agreement]

/s/ Laura Sloate
Laura Sloate

[Signature Page to Registration Rights Agreement]

/s/ Bert Vivian
Bert Vivian

[Signature Page to Registration Rights Agreement]

/s/ Jamie Welch and Fiona Angelini
Jamie Welch and Fiona Angelini

[Signature Page to Registration Rights Agreement]

GRANITE POINT CAPITAL

By:	/s/ C. David Bushley
Name:	C. David Bushley
Title:	Chief Operating Officer,
Granite Point Capital Management,
The Investment Manager

[Signature Page to Registration Rights Agreement]

THOMAS O’NEAL RYDER FAMILY TRUST

By:	/s/ Darlene Ryder
Name: Darlene Ryder
Title: Trustee

[Signature Page to Registration Rights Agreement]

ACG SHACK LLC

By: Alliance Consumer Growth LLC, Its Manager

By:	/s/ Joshua N. Goldin
Name: Joshua N. Goldin
Title: Managing Member

[Signature Page to Registration Rights Agreement]

SCHEDULE OF INVESTORS

Holder	Controlling Holder?	Continuing SSE Equity Owner/ Former SSE Equity Owner
Union Square Hospitality Group, LLC	Meyer Stockholder	Continuing SSE Equity Owner
Union Square Cafe Corp.	Meyer Stockholder	Continuing SSE Equity Owner
Gramercy Tavern Corp.	Meyer Stockholder	Continuing SSE Equity Owner
Daniel H. Meyer	Meyer Stockholder	Continuing SSE Equity Owner
Daniel H. Meyer 2012 Gift Trust U/A/D 10/31/12	Meyer Stockholder	Continuing SSE Equity Owner
Jeffrey Flug	No.	Continuing SSE Equity Owner
Flug 2012 GS Trust U/A/D 9/14/12	No.	Continuing SSE Equity Owner
Gulf Five LLC	No.	Continuing SSE Equity Owner
Richard Coraine	No.	Continuing SSE Equity Owner
The Richard D. Coraine 2012 Family Trust	No.	Continuing SSE Equity Owner
David Swinghamer	No.	Continuing SSE Equity Owner
The David A. Swinghamer GRAT	No.	Continuing SSE Equity Owner
Karen Kochevar	No.	Continuing SSE Equity Owner
Erin Moran	No.	Continuing SSE Equity Owner
Ashley Campbell	No.	Continuing SSE Equity Owner
Green Equity Investors VI, LP	LGP Stockholder	Continuing SSE Equity Owner
Green Equity Investors Side VI, LP	LGP Stockholder	Continuing SSE Equity Owner
Malted Holdings I LLC	LGP Stockholder	Continuing SSE Equity Owner
Randy Garutti	No.	Continuing SSE Equity Owner
The Randall J. Garutti 2014 GST Trust	No.	Continuing SSE Equity Owner
Jeff Uttz	No.	Continuing SSE Equity Owner
SEG Partners, L.P.	SEG Stockholder	Continuing SSE Equity Owner
SEG Partners II, L.P.	SEG Stockholder	Continuing SSE Equity Owner
SEGPO Investment Corp. LLC	SEG Stockholder	Continuing SSE Equity Owner
Roxanne H. Frank Revocable Trust Dated 9/30/75	No.	Continuing SSE Equity Owner
RHF-NM 1999 Descendants Trust Dated 1/1/2006	No.	Continuing SSE Equity Owner
Marc Weiss Revocable Trust U/A/D 8/11/2003	No.	Continuing SSE Equity Owner
RHF-TM 1999 Descendants Trust Dated 1/1/2006	No.	Continuing SSE Equity Owner
VHP Special Trust For Jack Dated 12/31/12	No.	Continuing SSE Equity Owner
Jean Polsky Investment Trust Dated 3/21/97	No.	Continuing SSE Equity Owner
Joan W. Harris Revocable Trust Dated 4/1/93	No.	Continuing SSE Equity Owner
Benjamin Harris Family Trust Dated 12/23/92	No.	Continuing SSE Equity Owner
David Harris Family Trust Dated 12/23/92	No.	Continuing SSE Equity Owner
Amy Weiss-Meyer Qualified Minor’s Trust Dated 12/22/05	Meyer Stockholder	Continuing SSE Equity Owner
Isaac Weiss-Meyer Qualified Minor’s Trust Dated 12/22/05	Meyer Stockholder	Continuing SSE Equity Owner
Hallie Meyer Qualified Minor’s Trust Dated 11/23/05	Meyer Stockholder	Continuing SSE Equity Owner
Gretchen Meyer Qualified Minor’s Trust Dated 11/23/05	Meyer Stockholder	Continuing SSE Equity Owner
Charles Meyer Qualified Minor’s Trust Dated 11/23/05	Meyer Stockholder	Continuing SSE Equity Owner
Peyton Meyer Qualified Minor’s Trust Dated 11/23/05	Meyer Stockholder	Continuing SSE Equity Owner
Beth Stephens	No.	Continuing SSE Equity Owner
Orrin Devinsky	No.	Continuing SSE Equity Owner
Laura Sloate	No.	Continuing SSE Equity Owner
Bert Vivian	No.	Continuing SSE Equity Owner
Jamie Welch and Fiona Angelini	No.	Continuing SSE Equity Owner
Granite Point Capital	No.	Continuing SSE Equity Owner
Thomas O’Neal Ryder Family Trust	No.	Continuing SSE Equity Owner
ACG Shack LLC	ACG Stockholder	Continuing SSE Equity Owner

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of [•], 2015 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Shake Shack Inc., a Delaware corporation (the “Corporation”), and the other person named as parties therein.

By executing and delivering this Joinder to the Corporation, and upon acceptance hereof by the Corporation upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Class A Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein.  The Corporation is directed to add the address below the undersigned’s signature on this Joinder to the Schedule of Investors attached to the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the                      day of                     , 20    .

Signature of Stockholder

Print Name of Stockholder
Its:

Address:

Agreed and Accepted as of
, 20

Shake Shack Inc.

By:

Name:

Its: